UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

Five Oaks Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

540 Madison Avenue, 19th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 257 5073

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

1.	The Securitization:

Five Oaks Acquisition Corp. (“FOAC”), a wholly owned subsidiary of Five Oaks Investment Corp. (the “Company”), and Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) have entered into a Mortgage Loan Purchase and Sale Agreement, dated as of December 23, 2014, (the “MLPSA”) pursuant to which the Depositor has acquired certain mortgage loans.  The Depositor sold the mortgage loans to CSMC Trust 2014-OAK1 (the “Trust”) pursuant to a pooling and servicing agreement (the “PSA”), dated as of December 1, 2014, among the Depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, Select Portfolio Servicing, Inc., as a servicer, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.

The Trust issued certificates backed by the mortgage loans sold by FOAC, to the Depositor (the “Certificates”).  The Depositor sold the Certificates pursuant to the CPA described below, and the Certificates were then sold to investors in a transaction exempt from registration under the Securities Act of 1933 pursuant to a preliminary offering circular as supplemented by the preliminary offering circular supplement (collectively, the “Preliminary Offering Circular”), each dated December 19, 2014, and in a final offering circular as supplemented by the final offering circular supplement each dated December 23, 2014 (collectively, the “Final Offering Circular”).  Credit Suisse Securities (USA) LLC (“Credit Suisse Securities”) and Wells Fargo Securities, LLC (“Wells Fargo Securities”) acted as initial purchasers (the “Initial Purchasers”) for the offering pursuant to the Certificate Purchase Agreement (the “CPA”) dated December 22, 2014, among the Depositor, the Initial Purchasers, FOAC and the Company. The CPA provides that the FOAC and the Company will indemnify the initial purchasers, that under certain limited circumstances the depositor will indemnify the initial purchasers and that under certain limited circumstances the initial purchasers will indemnify the depositor, against certain civil liabilities under the Securities Act, or contribute to payments required to be made in respect thereof.

The Company purchased all of the subordinated Class B Certificates and certain of the Class A Certificates issued by the Trust.  The Company is not obligated to hold any of the Certificates and may sell the Certificates at any time.

In addition, the Company entered into an Indemnity Letter (the “Indemnity Letter”) dated December 23, 2014, among the Company, Credit Suisse Securities and the Depositor. Pursuant to the Indemnity Letter, the Company agrees to indemnify Credit Suisse Securities, the Depositor and their affiliates in connection with claims, damages or liabilities arising out of the transactions described above.

The foregoing descriptions of the MLPSA, the CPA and the Indemnity Letter do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. The agreements have been filed with this Current Report on Form 8-K as follows:

	Agreement	Exhibit
1.	MLPSA	10.1
2.	CPA	10.2
3.	Indemnity Letter	10.3
4.	PSA	10.4

2.	The Bank of America, N.A. Repurchase Agreement:

On December 30, 2014, FOAC, entered into that certain Master Repurchase Agreement (the “Repurchase Agreement”) by and between Bank of America, N.A. (“BANA”) as buyer, and FOAC as seller, for the purpose of financing the acquisition of eligible residential mortgage loans, in furtherance of the Company’s previously announced strategy to aggregate and securitize such loans.

The Repurchase Agreement will be used by FOAC from time to time to sell certain eligible residential mortgage loans, to be acquired by FOAC from one or more originators, to BANA. The Repurchase Agreement provides for a 364-day facility term with an aggregate maximum capacity of $100,000,000 which is scheduled to mature on December 29, 2015, unless extended pursuant to its terms. The Repurchase Agreement contains margin call provisions that provide BANA with certain rights if there has been a decline in the market value of the purchased mortgage loans, such that BANA may require FOAC to transfer cash or eligible mortgage loans to eliminate any margin deficit resulting from such decline. Wells Fargo Bank N.A. will act as mortgage loan custodian.

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The Company also entered into a guaranty, in favor of BANA (the “Guaranty”), pursuant to which it guaranteed FOAC’s obligations under the Repurchase Agreement. The Company, as guarantor, is subject to certain financial covenants in respect of the Repurchase Agreement.

In addition, the Repurchase Agreement contains certain events of default (subject to certain materiality thresholds and cure periods), including payment defaults, breaches of covenants and/or any representations and warranties, cross-defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default are also customary for this type of transaction and include, among others, repurchase of a purchased mortgage loan and the liquidation by BANA of the mortgage loans under the Repurchase Agreement.

The Company has outstanding master repurchase agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of Bank of America.

The foregoing descriptions of the Repurchase Agreement and Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Repurchase Agreement and Guaranty, respectively, which have been filed with this Current Report on Form 8-K as follows:

	Agreement	Exhibit
1.	Repurchase Agreement	10.5
2.	Guaranty	10.6

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Item 9.01	Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description

10.1	Mortgage Loan Purchase and Sale Agreement, dated as of December 23, 2014, between Five Oaks Acquisition Corp. and Credit Suisse First Boston Mortgage Securities Corp.

10.2	Certificate Purchase Agreement, dated December 22, 2014, among Credit Suisse First Boston Mortgage Securities Corp., Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, Five Oaks Acquisition Corp. and Five Oaks Investment Corp.

10.3	Indemnity Letter, dated December 23, 2014, among Five Oaks Investment Corp., Credit Suisse Securities (USA) LLC and Credit Suisse First Boston Mortgage Securities Corp.

10.4	Pooling And Servicing Agreement, dated as of December 1, 2014, among Credit Suisse First Boston Mortgage Securities Corp., Christiana Trust, Select Portfolio Servicing, Inc. and Wells Fargo Bank, N.A.

10.5	Master Repurchase Agreement, dated as of December 30, 2014, between Bank of America, N.A. and Five Oaks Acquisition Corp.

10.6	Guaranty, dated as of December 30, 2014, by Five Oaks Investment Corp., to and for the benefit of Bank of America, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Oaks Investment Corp.

January 12, 2015	By:	/s/ David Oston
David Oston
Chief Financial Officer, Treasurer and
Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Mortgage Loan Purchase and Sale Agreement, dated as of December 23, 2014, between Five Oaks Acquisition Corp. and Credit Suisse First Boston Mortgage Securities Corp.

10.2	Certificate Purchase Agreement, dated December 22, 2014, among Credit Suisse First Boston Mortgage Securities Corp., Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, Five Oaks Acquisition Corp. and Five Oaks Investment Corp.

10.3	Indemnity Letter, dated December 23, 2014, among Five Oaks Investment Corp., Credit Suisse Securities (USA) LLC and Credit Suisse First Boston Mortgage Securities Corp.

10.4	Pooling And Servicing Agreement, dated as of December 1, 2014, among Credit Suisse First Boston Mortgage Securities Corp., Christiana Trust, Select Portfolio Servicing, Inc. and Wells Fargo Bank, N.A.

10.5	Master Repurchase Agreement, dated as of December 30, 2014, between Bank of America, N.A. and Five Oaks Acquisition Corp.

10.6	Guaranty, dated as of December 30, 2014, by Five Oaks Investment Corp., to and for the benefit of Bank of America, N.A.

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